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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 30, 2005


                              TECHTEAM GLOBAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       0-16284                38-2774613
----------------------------           -----------           -------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                 File No.)            Identification No.)


       27335 West 11 Mile Road
         Southfield, Michigan                                         48034
----------------------------------------                        ----------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number including area code:   (248) 357-2866


          ------------------------------------------------------------
          (Former name or former address if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


                           On November 30, 2005, Ford Motor Company ("Ford") and
                  TechTeam Global, Inc. ("TechTeam" or the "Company") entered into an agreement renewing the Ford Global SPOC Program for a three year period from December 1, 2005 through November 30, 2008 (the "SPOC Contract"). For the first three quarters of 2005, the SPOC Program contract represented approximately 17% of the Company's revenue.

                           Under the SPOC Contract, TechTeam will provide, as
                  core services, first level help desk and deskside support for Ford's information technology ("IT") infrastructure to Ford's employees, contractors and suppliers in the regions covered by the SPOC Contract. These services are provided under a global consolidated support model that simplifies the service delivery through a set of global standards and measurements.

                           TechTeam will invoice each supported region on a
                  monthly basis for the number of end users ("seats") within the region multiplied by the per seat price applicable to the region. The region will be invoiced in the currency of the location from which the services are delivered. The number of seats supported will be determined bi-annually on December 1 and June 1 of each year. If certain contractual conditions are met, Ford and TechTeam will have the right during each six month period to request one out-of-cycle seat adjustment.

                           The regions that are being supported are Ford Motor
                  Company North America, Ford Motor Credit North America, Ford Germany, and Ford United Kingdom. During the first half of 2006, the SPOC Program will expand to include Ford's Jaguar and Land Rover divisions in the United Kingdom.

                           Under the SPOC Contract, the standard global support
                  model has been modified from the expiring contract in order to satisfy Ford's requirement for a reduction in the price of the service provided. The initial reduction in the per seat price paid by each region is effective December 1, 2005. We anticipate an additional reduction in the seat price will take place in approximately three to five months, depending upon when certain technology has been implemented by Ford.

                           The supported regions are able to enhance the level
                  of support and/or expand the scope of support provided to them at an additional cost by supplementing the standard global support services with services selected from a catalog of services, which include but are not limited to, distributed server support, premium deskside support, presentation equipment support, fax and copier support, hardware warranty maintenance, and distributed network support. Some of these additional services are provided on a time and materials basis.

                           The effect of this renewal on the revenue earned by
                  the Company due to the SPOC Contract is difficult to determine at this time, due to the large number


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                  of variables that will effect this calculation, which include but are not limited to, the timing of the launch of the additional business with Jaguar and Land Rover, the timing of the implementation of the technology required prior to the second price reduction, the timing and the size of the anticipated employee reductions at Ford, the timing of the potential growth of the SPOC Program into different regions and business units within Ford, and the amount of services purchased by Ford from the catalog of services. However, we expect the total reduction in the annual revenue in 2006 to be 5% or less of the amount of revenue earned by the Company from the SPOC Program in 2005. While the support model is changing, we do not anticipate the Company's gross margin from this business to be negatively impacted. Further, we do not anticipate significant unfunded expenses related to severance for employees as a result of the support model modification.

                           On December 1, 2005, TechTeam issued a Press Release
                  reporting this contract. A copy of the Press Release is attached as Exhibit 99.1.

                           The statements contained in this Current Report on
                  Form 8-K that are not purely historical, including statements regarding the Company's expectations, hopes, beliefs, intentions, or strategies regarding the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding, among other things, the growth of the Company's core business, revenue, and earnings performance going forward, management of overhead expenses, productivity, and operating expenses. Forward-looking statements may be identified by words including, but not limited to, "anticipates," "believes," "intends," "estimates," "promises," "expects," "should," "conditioned upon," and similar expressions. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Such factors include, but are not limited to, the timing of the launch of the additional business with Jaguar and Land Rover, the timing of the implementation of the technology required prior to the second price reduction, the timing and the size of the anticipated employee reductions at Ford, the timing of potential growth of the SPOC Program into different regions and business units within Ford, the amount of services purchased by Ford from the catalog of services, changes in Ford's business or the requirements, unanticipated problems that arise from the transition from Jaguar and Land Rover's former vendor, difficulties in obtaining Jaguar and Land Rover's knowledge, procedures, security clearance or authorizations, deviation from the anticipated seat counts, difficulties in providing the service solutions for Ford, which includes products or services delivered by Ford, the Company or Ford's subcontractors or technology vendors. All forward-looking statements included in this press release are based on


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                  information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward-looking statement. Prospective investors should also review all aspects of the Company's Reports on Forms 8-K, 10-Q, and 10-K filed with the United States Securities and Exchange Commission, including Management's Discussion and Analysis, and the risks described therein from time to time.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

                           (C) THE FOLLOWING EXHIBITS ARE INCLUDED WITH THE
                  REPORT


EXHIBIT 99.1      Press Release of TechTeam Global, Inc. dated December 1, 2005.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        TECHTEAM GLOBAL, INC.


                                        By   /s/ Michael A. Sosin
                                             -----------------------------------
                                             Michael A. Sosin
                                             Vice President, General Counsel and
                                                Secretary

Date: December 1, 2005


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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
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99.1            TechTeam Global, Inc. Press Release, dated December 1, 2005


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